UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
January 24, 2006
Date of Report
AVERY DENNISON CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1 -7685	95-1492269

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

150 North Orange Grove Boulevard

Pasadena, California	91103

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (626) 304-2000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information
Item 2.02 Results of Operations and Financial Condition.
Avery Dennison Corporation’s news release dated January 24, 2006, regarding its preliminary financial results for the fourth quarter and fiscal year ending December 31, 2005, along with earnings guidance for the 2006 fiscal year, is attached hereto as Exhibit 99.1. This information is being furnished (not filed) under this Form 8-K. Additionally, the Company will discuss its preliminary financial results during a webcast and teleconference call today at 2:00 p.m. (EDT). To access our webcast and teleconference call, please go to our website at http://www.investors.averydennison.com.
Item 2.05 Costs Associated with Exit or Disposal Activities.
The Company is amending the disclosure that was provided in its Current Report on Form 8-K filed on December 7, 2005 to provide information regarding exit costs related to product line divestitures. The Company is negotiating the sale of two product lines, which would reduce annual sales by approximately $70 million, with minimal impact to earnings from operations. In connection with these expected divestitures, the Company recorded in its preliminary financial results for the fourth quarter of 2005, cash and non-cash pretax charges related to severance and other employee-related costs, as well as asset impairments totaling approximately $15 million. Cash charges included severance and related costs of approximately $6 million for approximately 150 positions. Also included was approximately $9 million of non-cash charges related to asset impairments, which were primarily related to land, buildings, machinery and equipment.
Item 2.06 Material Impairments
At the time the Current Report on Form 8-K dated December 7, 2005 was filed, the Company was not able to estimate the amount of non-cash charges expected to be recorded in relation to the sale of certain non-strategic, low-margin businesses. The Company is in discussions to sell a business consisting of raised reflective pavement markers. In connection with this expected sale, the Company concluded on January 20, 2006, that the goodwill and certain intangibles related to this business have been impaired. This conclusion is based on an amount that is currently being considered as a reasonable value for this business in connection with discussions with potential buyers. The Company recorded in its preliminary financial results for the fourth quarter of 2005, non-cash impairment pretax charges of approximately $74 million. In accordance with Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets,” the financial results for this business have been included as discontinued operations in the Company’s preliminary financial results for the fourth quarter of 2005.
Divestiture of this business would not impact the Company’s reflective films business. The Company will continue to manufacture and market reflective films for the graphics and highway and traffic safety markets.
In addition, the information concerning asset impairments reported in Item 2.05 “Costs Associated with Exit or Disposal Activities” above is incorporated herein. The Company recorded approximately $9 million of non-cash pretax charges related to asset impairments from the expected divestitures of two product lines. These charges were based on the amounts currently being considered as a reasonable value for property, plant and equipment for these product lines with prospective buyers.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(c)	Exhibits
On January 24, 2006, Avery Dennison Corporation issued a news release announcing its preliminary financial results for the fourth quarter and fiscal year ending December 31, 2005, along with earnings guidance for the 2006 fiscal year, as set forth in Exhibit 99.1.

SPECIAL NOTE REGARDING FORWARD LOOKING STATEMENTS
“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Certain statements contained in this report on Form 8-K and Exhibit 99.1 are “forward-looking statements” intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to certain risks and uncertainties. Actual results and trends may differ materially from historical or expected results depending on a variety of factors, including but not limited to fluctuations in cost and availability of raw materials; ability of the Company to achieve and sustain targeted cost reductions; foreign exchange rates; worldwide and local economic conditions; selling prices; impact of legal proceedings, including the U.S. Department of Justice (“DOJ”) criminal investigation, as well as the European Commission (“EC”), Canadian Department of Justice, and Australian Competition and Consumer Commission investigations, into industry competitive practices and any related proceedings or lawsuits pertaining to these investigations or to the subject matter thereof (including purported class actions seeking treble damages for alleged unlawful competitive practices, and purported class actions related to alleged disclosure violations pertaining to alleged unlawful competitive practices, which were filed after the announcement of the DOJ investigation, as well as a likely fine by the EC in respect of certain employee misconduct in Europe); impact of potential violations of the U.S. Foreign Corrupt Practices Act based on issues in China; impact of epidemiological events on the economy and the Company’s customers and suppliers; successful integration of acquired companies, financial condition and inventory strategies of customers; development, introduction and acceptance of new products; fluctuations in demand affecting sales to customers; and other matters referred to in the Company’s SEC filings.
The financial information presented in the news release, included as an exhibit to this Current Report, represents preliminary financial results, but the audit has not yet been completed. Under Section 404 of the Sarbanes-Oxley Act, integrated audit requirements will not be met until the Company has completed all of the steps necessary to file these financial statements with the SEC.
The Company believes that the most significant risk factors that could affect its ability to achieve its stated financial expectations in the near-term include (1) potential adverse developments in legal proceedings and/or investigations regarding competitive activities; (2) the degree to which higher raw material costs can be passed on to customers through selling price increases (and previously implemented selling price increases can be sustained), without a significant loss of volume; (3) the impact of economic conditions on underlying demand for the Company’s products; and (4) ability of the Company to achieve and sustain targeted cost reductions.
For a more detailed discussion of these and other factors, see the Exhibit 99.1 “Cautionary Statement For Purposes Of The Safe Harbor Provisions Of The Private Securities Litigation Reform Act Of 1995” in the Company’s Form 10-K, filed on March 17, 2005. The forward-looking statements included in this Form 8-K are made only as of the date of this Form 8-K, and the Company undertakes no obligation to update the forward-looking statements to reflect subsequent events or circumstances.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVERY DENNISON CORPORATION
Date: January 24, 2006	By:	/s/ Daniel R. O’Bryant
		Name:	Daniel R. O’Bryant
		Title:	Executive Vice President, Finance and Chief Financial Officer

EXHIBIT LIST

Exhibit No.	Description
99.1	News release dated January 24, 2006.